UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2004

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28229	33-0675808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street
Hopkinton, MA 01748
(Address of Principal Executive Offices and Zip Code)
(508) 435-9500
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press release announcing financial results

Item 12. Results of Operations and Financial Condition.

On May 7, 2004, Caliper Life Sciences, Inc. issued a press release announcing financial results for the quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Caliper Life Sciences, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless Caliper Life Sciences specifically states that it is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER LIFE SCIENCES, INC.

May 7, 2004	By:	/s/ PETER F. MCAREE

Peter F. McAree Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of document
99.1	Press release of Caliper Life Sciences, Inc., announcing financial results for the quarter ended March 31, 2004.